Subsequent Events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
8.	Subsequent Events

In October 2018, two of the Company’s subsidiaries entered into an agreement for the sale and leaseback (under a finance lease arrangement) of the Ardmore Dauntless and Ardmore Defender. The lease agreements are for a period of 12 years and the Company has options to repurchase each vessel at various stages prior to maturity.

In October 2018, two of the Company’s other subsidiaries signed agreements for the sale and leaseback (under a finance lease arrangement) of the Ardmore Explorer and Ardmore Encounter. The lease agreements are for a period of seven years and the Company has options to repurchase each vessel at various stages prior to maturity.

The total net cash proceeds of the Company for these transactions, net of fees and prepayment of senior debt secured by the vessels, were $19.7 million.